     June 1, 1999 PROSPECTUS

SUNAMERICA INCOME FUNDS


      [SUNAMERICA LOGO APPEARS HERE]
        SunAmerica U.S. Government Securities Fund

      [SUNAMERICA LOGO APPEARS HERE]
        SunAmerica Federal Securities Fund

      [SUNAMERICA LOGO APPEARS HERE]
        SunAmerica Diversified Income Fund

      [SUNAMERICA LOGO APPEARS HERE]
        SunAmerica High Income Fund

      [SUNAMERICA LOGO APPEARS HERE]
        SunAmerica Tax Exempt Insured Fund



  The Securities and
  Exchange Commission has
  not approved or
  disapproved these
  securities or passed
  upon the adequacy of
  this prospectus. Any
  representation to the
  contrary is a criminal
  offense.

                                                      [SUNAMERICA MUTUAL FUNDS
                                                      LOGO APPEARS HERE]

                  Table of Contents
--------------------------------------------------------------------------------

                    FUND HIGHLIGHTS........................................    2

                    FINANCIAL HIGHLIGHTS...................................   11

                    SHAREHOLDER ACCOUNT INFORMATION........................   14

                    MORE INFORMATION ABOUT THE FUNDS.......................   22

                      Fund Investment Strategies...........................   22

                      Glossary.............................................   24

                       Investment Terminology..............................   24

                       Risk Terminology....................................   25

                    FUND MANAGEMENT........................................   26

                                                        [SUNAMERICA MUTUAL FUNDS
                                                        LOGO APPEARS HERE]

     Fund Highlights
--------------------------------------------------------------------------------
                                                                             Q&A


   The strategy of
   "fixed income
   investing" in
   which each Fund
   engages includes
   utilizing
   economic research
   and analysis of
   current economic
   conditions,
   potential
   fluctuations in
   interest rates,
   and, where
   relevant--
   particularly with
   respect to the
   issuers of high-
   yield, high-risk
   bonds--the
   strength of the
   underlying
   issuer. Each Fund
   will utilize this
   strategy to
   achieve current
   income, as
   consistent with
   its stated level
   of risk, as
   described in the
   chart.

   Duration is a
   measure of the
   volatility or
   sensitivity of a
   bond's market
   value to changes
   in interest
   rates. Generally,
   the higher the
   duration, the
   more sensitive a
   bond's market
   value will be to
   interest rate
   changes.

   The Tax Exempt
   Insured Fund's
   policy of
   investing 80% of
   its total assets
   in municipal
   bonds, the income
   of which is
   exempt from
   federal income
   taxes, is a
   fundamental
   policy of the
   Fund, which may
   not be changed
   without the
   approval of the
   Fund's
   shareholders.

The following questions and answers are designed to give you an overview of the Trust, and to provide you with information about the Trust's five investment portfolios, or "Funds," and their investment goals and principal strategies. No goal may be changed without shareholder approval. There can be no assurance that any Fund's investment goal will be met or that the net return on an in-vestment will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in chart form, under "More Information About the Funds," which is on page 22, and the glossary that follows on page 24.

Q: What are the Funds' investment goals, strategies and techniques?
A:

                                      Principal
                          Investment  Investment      Principal Investment
          Fund               Goal      Strategy            Techniques

 U.S. Government         high current fixed      invests primarily in
  Securities Fund        income       income     securities of high credit
                         consistent   investing  quality and relatively low
                         with                    duration issued or guaranteed
                         relative                by the U.S. government, or any
                         safety of               agency or instrumentality
                         capital                 thereof

 Federal Securities Fund current      fixed      invests primarily in
                         income, with income     securities of high credit
                         capital      investing  quality and relatively high
                         appreciation            duration issued or guaranteed
                         as a                    by the U.S. government, or any
                         secondary               agency or instrumentality
                         objective               thereof, with a significant
                                                 portion invested in mortgage-
                                                 backed securities

 Diversified Income Fund a high level fixed      invests in a diversified
                         of current   income     portfolio of securities
                         income       investing  consisting of: (i) U.S.
                         consistent              government securities; (ii)
                         with                    foreign government and
                         moderate                corporate debt securities; and
                         investment              (iii) fixed income securities
                         risk, with              issued by domestic
                         preservation            corporations, including lower-
                         of capital              rated high-yield securities
                         as a                    and securities with varying
                         secondary               credit quality, without regard
                         objective               to the maturities of such
                                                 securities

 High Income Fund        maximum      fixed      invests primarily in high-
                         current      income     yield, high-risk corporate
                         income       investing  bonds generally with
                                                 relatively low duration

 Tax Exempt Insured Fund as high a    fixed      invests, under normal market
                         level of     income     conditions, at least 80% of
                         current      investing  its total assets in municipal
                         income                  bonds, the income of which is
                         exempt from             exempt from federal income
                         federal                 taxes, and at least 65% of its
                         income taxes            total assets in municipal
                         as is                   bonds that, in addition to
                         consistent              having income exempt from
                         with                    federal income tax, are
                         preservation            insured as to the scheduled
                         of capital              payment of principal and
                                                 interest for as long as such
                                                 bonds are held by the Fund,
                                                 without regard to the
                                                 maturities of such securities

--------------------------------------------------------------------------------
Q:What are the principal risks of investing in the Funds?

A: The following section describes the principal risks of each Fund, while the chart on page 22 describes various additional risks.

  Risks of Investing in Bonds

   The bond market as a whole could go up or down (sometimes dramatically). Interest rates and bond prices typically move inversely to each other, therefore, as with any bond fund, the value of your investment in these Funds may go up or down in response to changes in interest rates. Also, de-faults (or even the potential for future default) by bond issuers may cause the value of your investment in these Funds to go up or down.

  Additional Principal Risks

   In addition, shares of the Funds are not bank deposits and are not guaran-teed or insured by any bank, government entity or the Federal Deposit In-surance Corporation. Also, securities selected by a portfolio manager may fail to produce the intended return. As with any mutual fund, there is no guarantee that any fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

  Additional Risks Specific to the Diversified Income, High Income and Tax Exempt Insured Funds

   The Diversified Income, High Income and Tax Exempt Insured Funds will in-vest in bonds with various credit ratings. The creditworthiness of the is-suer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

  Additional Risks Specific to the Diversified Income and High Income Funds

   The Diversified Income Fund may, and the High Income Fund will, invest in "junk bonds," which are considered speculative. While SunAmerica seeks to diversify the Fund and to engage in a credit analysis of each junk bond is-suer in which it invests, junk bonds carry a substantial risk of default or they may already be in default. The market price for junk bonds may fluctu-ate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provi-sions that, if exercised during a period of declining interest rates, may force a Fund to replace the security with a lower yielding security, which would decrease the return on such Fund.

  Additional Risks Specific to the Federal Securities Fund

   The Federal Securities Fund will invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be "prepaid" at any time. As a result of prepayments, in periods of declining interest rates the Fund may be required to reinvest its assets in securi-ties with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities sub-ject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Q:How have the Funds performed historically?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of in-vesting in the Funds by showing changes in the Funds' performance from cal-endar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

     Fund Highlights
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND  (Class B)

                                 [BAR GRAPH]

8.28%   9.01%   9.87%   5.26%   4.39%   -1.37%  14.88%  2.34%   7.21%   6.07%

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 4.56% (quarter
                                            ended 12/31/95) and the lowest
                                            return for a quarter was -1.84%
                                            (quarter ended 3/31/96). The year-
                                            to-date return as of 3/31/99 was -
                                            1.16%.


                                                                        Return Past Ten
Average Annual Total Returns                                         Years/Since Inception*
(as of                                                    Past Ten
the calendar year ended               Past One Past Five Years/Since    Lehman Brothers
December 31, 1998)                      Year     Years   Inception*   Government Index***
U.S. Government
 Securities Fund**            Class A  1.78%     5.36%      5.15%            6.84%
                              Class B  2.07%     5.37%      6.51%            9.21%
Lehman Brothers
 Government Index***                   9.84%     7.27%               See Above

  *Inception Date: Class A: 10/1/93; Class B: 3/3/86

 **Includes sales charges.

***The Lehman Brothers Government Index is a broad index composed solely of U.S. Treasury Securities maturing from 1-30 years. The index is derived from 1,970 securities.

FEDERAL SECURITIES FUND  (Class B)

                                 [BAR GRAPH]

12.01%  9.55%   14.35%  4.37%   2.44%   -1.64%  17.30%  3.47%   9.47%   7.89%

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 6.75% (quarter
                                            ended 6/30/89) and the lowest
                                            return for a quarter was -1.91%
                                            (quarter ended 3/31/96). The year-
                                            to-date return as of 3/31/99 was -
                                            0.88%.


                                                                          Return Past Ten
                                                                       Years/Since Inception*
Average Annual Total Returns                                Past Ten
(as of the calendar year ended          Past One Past Five Years/Since    Salomon Brothers
December 31, 1998)                        Year     Years   Inception*      GNMA Index***
Federal Securities
 Fund**                         Class A  3.44%     6.71%      6.32%            7.11%
                                Class B  3.89%     6.81%      7.78%            9.27%
Salomon Brothers GNMA
 Index***                                6.82%     7.30%               See Above

  *Inception Date: Class A: 10/1/93; Class B: 4/25/83

 **Includes sales charges.

***The Salomon Brothers GNMA Index is comprised of 126 issues of 15 and 30-year fixed-rate pass-through mortgage-backed securities.

--------------------------------------------------------------------------------


DIVERSIFIED INCOME FUND  (Class B)

                                 [BAR GRAPH]

        3.97%   -0.27%  14.39%  -8.93%  11.95%  12.44%  9.45%   -6.73%

         1991    1992    1993    1994    1995    1996    1997    1998


                                            During the 8-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 5.93% (quarter
                                            ended 3/31/93) and the lowest
                                            return for a quarter was -12.74%
                                            (quarter ended 9/30/98). The year-
                                            to-date return as of 3/31/99 was
                                            1.60%.


                                                                                Return Since Inception*
Average Annual Total Returns            Past One Past Five   Since      Lehman     JP Morgan    Merrill Lynch
(as of the calendar year ended            Year     Years   Inception*  Brothers      Global      High Yield
December 31, 1998)                                                    Government   Government     Master II
                                                                       Index***  Bond Index****  Index*****
Diversified Income
 Fund**                         Class A -10.65%    2.82%     3.09%      6.84%        8.11%          9.56%
                                Class B -10.73%    2.84%     4.32%      8.65%        9.72%         12.88%
Lehman Brothers
 Government Index***                      9.84%    7.27%                       See Above
JP Morgan Global
 Government Bond
 Index****                               15.30%    8.48%                       See Above
Merrill Lynch High Yield
 Master II Index*****                     3.87%    9.31%                       See Above

   *Inception Date: Class A: 10/5/93; Class B: 4/6/91
  **Includes sales charges.
***The Lehman Brothers Government Index is a broad index composed solely of
U.S. Treasury Securities with maturities ranging from 1-30 years.   The index
is derived from 1,970 securities.
****The JP Morgan Global Government Bond Index is comprised of 514 issues from
 13 countries including the U.S., U.K., Japan, Germany and Canada.
*****The Merrill Lynch High Yield Master II Index is an index composed solely of high yield bonds. The index is derived from 1,085 bonds.

     Fund Highlights
--------------------------------------------------------------------------------


HIGH INCOME FUND  (Class A)

                                 [BAR GRPAH]

-4.38%  -7.08%  36.59%  20.92%  17.05%  -8.98%  13.15%  15.46%  13.98%  -5.68%

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 12.30% (quarter
                                            ended 3/31/91) and the lowest
                                            return for a quarter was -9.89%
                                            (quarter ended 9/30/98). The year-
                                            to-date return as of 3/31/99 was
                                            4.02%.


                                                                              Return Past Ten
                                                                           Years/Since Inception*
Average Annual Total Returns            Past One Past Five  Past Ten         Merrill Lynch High
(as of the calendar year ended            Year     Years   Years/Since        Yield Master II
December 31, 1998)                                         Inception*             Index***
High Income Fund**              Class A  10.16%    4.02%         7.66%             11.28%
                                Class B  10.23%    4.12%         4.83%              9.56%
Merrill Lynch High Yield
 Master II Index***                       3.87%    9.31%    See Above          See Above

*Inception Date: Class A: 9/19/86; Class B: 10/1/93; Class II: 2/2/98 (There is no relevant performance information to supply for Class II shares because Class II shares have not been in existence for a complete calendar year.)
**Includes sales charges.
***The Merrill Lynch High Yield Master II Index is an index composed solely of high yield bonds. The index is derived from 1,085 bonds.

TAX EXEMPT INSURED FUND  (Class A)

                                 [BAR GRAPH]

8.08%   5.81%   8.67%   6.59%   7.85%  -3.99%  15.66%   3.33%   8.63%  5.55%

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

                                            During the 10-year period shown in
                                            the bar chart, the highest return
                                            for a quarter was 6.07% (quarter
                                            ended 3/31/95) and the lowest
                                            return for a quarter was -4.80%
                                            (quarter ended 3/31/94). The year-
                                            to-date return as of 3/31/99 was -
                                            0.12%.


                                                                              Return Past Ten
                                                                           Years/Since Inception*
Average Annual Total Returns                                Past Ten          Lehman Brothers
(as of the calendar year ended          Past One Past Five Years/Since         Municipal Bond
December 31, 1998)                        Year     Years   Inception*             Index***
Tax Exempt Insured
 Fund**                         Class A   0.54%    4.62%         6.00%              8.22%
                                Class B   0.86%    4.58%         4.51%              6.21%
Lehman Brothers
 Municipal Bond
 Index***                                 6.48%    6.23%    See Above          See Above

*Inception Date: Class A: 11/22/85; Class B: 10/4/93
**Includes sales charges.
***The Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. It is currently derived from approximately 40,000 issues.

         6
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                      (THIS PAGE INTENTIONALLY LEFT BLANK)

     Fund Highlights
--------------------------------------------------------------------------------

Q:What are the Funds' expenses?

A:The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                               U.S. Government Securities              Federal Securities
                                                          Fund                                Fund
                                               --------------------------              ------------------
                                               Class A   Class B   Class II         Class A Class B Class II
                                               --------  --------  ---------        ------- ------- --------
               Shareholder Fees
                (fees paid
                directly from your investment)
                Maximum Sales
                 Charge (Load)
                 Imposed on
                 Purchases (as a percentage
                 of offering
                 price)(/2/)                       4.75%      None      1.00%        4.75%    None    1.00%
                Maximum
                 Deferred Sales
                 Charge (Load)
                 (as a
                 percentage of
                 amount
                 redeemed)(/3/)                     None     4.00%      1.00%         None   4.00%    1.00%
                Maximum Sales
                 Charge (Load)
                 Imposed on
                 Reinvested
                 Dividends                          None      None      None          None    None    None
                Redemption
                 Fee(/4/)                           None      None      None          None    None    None
                Exchange Fee                        None      None      None          None    None    None
               Maximum Account
                Fee                                 None      None      None          None    None    None
               Annual Fund
                Operating
                Expenses
                (expenses that
                are deducted
                from Fund
                assets)
               Management Fees                     0.74%     0.74%      0.74%        0.52%   0.52%    0.52%
                Distribution
                 (12b-1)
                 Fees(/5/)                         0.35%     1.00%      1.00%        0.35%   1.00%    1.00%
                Other Expenses                     0.41%     0.41%      2.76%        0.54%   0.55%    2.98%
               Total Annual
                Fund Operating
                Expenses                           1.50%     2.15%      4.50%(/6/)   1.41%   2.07%    4.50%(/6/)
               Expense
                Reimbursement(/7/)                   --        --      (2.30%)         --      --    (2.40%)
               Net Expenses                        1.50%     2.15%      2.20%        1.41%   2.07%    2.10%

(1) Previously designated Class C shares.

(2) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(3) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within one year of pur-chase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase.

(4) A $15.00 fee may be imposed on wire redemptions.

(5) Because these fees are paid out of a Portfolio's assets on an on-going ba-sis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------


   Diversified Income                   High Income             Tax Exempt Insured
          Fund                             Fund                        Fund
   ------------------                   -----------             ------------------
Class A  Class B Class II      Class A Class B Class II(/1/) Class A Class B Class II
-------  ------- --------      ------- ------- ------------- ------- ------- --------
 4.75%     None    1.00%        4.75%    None       1.00%     4.75%    None    1.00%
  None    4.00%    1.00%         None   4.00%       1.00%      None   4.00%    1.00%
  None     None    None          None    None       None       None    None    None
  None     None    None          None    None       None       None    None    None
  None     None    None          None    None       None       None    None    None
  None     None    None          None    None       None       None    None    None
 0.65%    0.65%    0.65%        0.75%   0.75%       0.75%     0.50%   0.50%    0.50%
 0.35%    1.00%    1.00%        0.35%   1.00%       1.00%     0.35%   1.00%    1.00%
 0.46%    0.44%    2.85%        0.41%   0.38%       0.83%     0.39%   0.41%    3.00%
 1.46%    2.09%    4.50%(/6/)   1.51%   2.13%       2.58%     1.24%   1.91%    4.50%(/6/)
   --       --    (2.35%)         --      --       (0.48%)      --      --    (2.55%)
 1.46%    2.09%    2.15%        1.51%   2.13%       2.10%     1.24%   1.91%    1.95%

(6) The offering of Class II shares commenced for these Funds on December 1, 1998. The amounts shown are estimated based on expenses expected to have been incurred if Class II shares had been in existence for these Funds throughout the fiscal year ended March 31, 1999.

(7) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratio set forth above. The Adviser may not increase such ra-tios, which are contractually required by agreement with the Board of Di-rectors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will con-tinue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

     Fund Highlights
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeem your investment at the end of the periods indicated:

                                                 1 Year 3 Years 5 Years 10 Years
U.S. Government Securities Fund
 (Class A shares)...............................  $620   $927   $1,255   $2,180
 (Class B shares)*..............................   618    973    1,354    2,240
 (Class II shares)..............................   421    781    1,268    2,609
Federal Securities Fund
 (Class A shares)...............................   612    900    1,209    2,086
 (Class B shares)*..............................   610    949    1,314    2,152
 (Class II shares)..............................   411    751    1,218    2,507
Diversified Income Fund
 (Class A shares)...............................   617    915    1,235    2,138
 (Class B shares)*..............................   612    955    1,324    2,185
 (Class II shares)..............................   416    766    1,243    2,558
High Income Fund
 (Class A shares)...............................   621    930    1,260    2,191
 (Class B shares)*..............................   616    697    1,344    2,231
 (Class II shares)..............................   411    751    1,218    2,507
Tax Exempt Insured Fund
 (Class A shares)...............................   595    850    1,124    1,904
 (Class B shares)*..............................   594    900    1,232    1,977
 (Class II shares)..............................   396    706    1,142    2,352
You would pay the following expenses if you did not redeem your shares:
                                                 1 Year 3 Years 5 Years 10 Years
U.S. Government Securities Fund
 (Class A shares)...............................  $620   $927   $1,255   $2,180
 (Class B shares)*..............................   218    673    1,154    2,240
 (Class II shares)..............................   321    781    1,268    2,609
Federal Securities Fund
 (Class A shares)...............................   612    900    1,209    2,086
 (Class B shares)*..............................   210    649    1,114    2,152
 (Class II shares)..............................   311    751    1,218    2,507
Diversified Income Fund
 (Class A shares)...............................   617    915    1,235    2,138
 (Class B shares)*..............................   212    655    1,124    2,185
 (Class II shares)..............................   316    766    1,243    2,558
High Income Fund
 (Class A shares)...............................   621    930    1,260    2,191
 (Class B shares)*..............................   216    667    1,144    2,231
 (Class II shares)..............................   311    751    1,218    2,507
Tax Exempt Insured Fund
 (Class A shares)...............................   595    850    1,124    1,904
 (Class B shares)*..............................   194    600    1,032    1,977
 (Class II shares)..............................   296    706    1,142    2,352

     Financial Highlights
--------------------------------------------------------------------------------

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in each table repre-sent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders, which is available upon request.

U.S. GOVERNMENT SECURITIES FUND

                                           Net
                                       gain (loss)
                                       on Invest-
                 Net Asset             ments (both            Dividends  Net Asset             Net Assets  Ratio of
                  Value,       Net      realized   Total from  from net   Value,                 end of    expenses
Period           beginning Investment      and     Investment Investment  end of      Total      Period   to average
Ended            of period Income(/1/) unrealized) Operations   Income    period   Return(/2/)  (000's)   net assets
------           --------- ----------- ----------- ---------- ---------- --------- ----------- ---------- ----------
                                                                          Class A
                                                                          -------
3/31/95........,   $8.39      $0.61      $(0.30)     $0.31      $(0.47)    $8.23      3.89%     $ 73,999     1.46%(/3/)
3/31/96.........    8.23       0.62        0.16       0.78       (0.51)     8.50      9.62       125,504     1.44(/3/)
3/31/97.........    8.50       0.59       (0.26)      0.33       (0.48)     8.35      3.98       113,171     1.54(/3/)
3/31/98.........    8.35       0.58        0.21       0.79       (0.48)     8.66      9.62        97,496     1.63
3/31/99.........    8.68       0.49       (0.07)      0.42       (0.43)     8.65      4.91       135,734     1.50
                                                                          Class B
                                                                          -------
3/31/95.........   $8.39      $0.56      $(0.30)     $0.26      $(0.41)    $8.24      3.25%     $594,779     2.15%(/3/)
3/31/96.........    8.24       0.55        0.17       0.72       (0.45)     8.51      8.87       428,772     2.13
3/31/97.........    8.51       0.54       (0.26)      0.28       (0.43)     8.36      3.31       289,040     2.18
3/31/98.........    8.38       0.52        0.20       0.72       (0.42)     8.66      8.80       207,950     2.26
3/31/99.........    8.66       0.45       (0.09)      0.36       (0.37)     8.65      4.25       113,521     2.15
                 Ratio of net
                  Investment
                    Income
Period            to average     Portfolio
Ended             net assets     Turnover
------           --------------- ---------
3/31/95........,     7.50%(/3/)     105%
3/31/96.........     7.11(/3/)      142
3/31/97.........     7.01(/3/)      148
3/31/98.........     6.73           229
3/31/99.........     5.72           291
3/31/95.........    $6.80(/3/)      105%
3/31/96.........     6.46           142
3/31/97.........     6.36           148
3/31/98.........     6.11           229
3/31/99.........     5.10           291

--------------------------------------------------------------------------------
FEDERAL SECURITIES FUND

                                           Net
                                       gain (loss)
                                       on Invest-    Total    Dividends Distri-
                 Net Asset     Net     ments (both    from    from net  butions          Net Asset             Net Assets
                  Value,     Invest-    realized    Invest-    Invest-   from    Total    Value,                 end of
Period           beginning    ment         and        ment      ment    capital distri-   end of      Total      period
Ended            of period Income(/1/) unrealized) operations  Income    gains  butions   period   Return(/2/)  (000's)
------           --------- ----------- ----------- ---------- --------- ------- -------  --------- ----------- ----------
                                                                                  Class A
                                                                                  -------
3/31/95.........  $10.22      $0.60      $(0.20)     $0.40     $(0.64)   $  --  $(0.64)   $ 9.98       4.18%    $ 6,259
3/31/96.........    9.98       0.68        0.40       1.08      (0.63)      --   (0.63)    10.43      10.94      40,278
3/31/97.........   10.43       0.65       (0.10)      0.55      (0.59)      --   (0.58)    10.39       5.40      30,509
3/31/98.........   10.39       0.62        0.63       1.25      (0.59)   (0.02)  (0.61)    11.03      12.29      31,628
3/31/99.........   11.03       0.57        0.11       0.68      (0.53)   (0.50)  (1.03)    10.68       6.21      35,809
                                                                                  Class B
                                                                                  -------
3/31/95.........  $10.22      $0.63      $(0.26)     $0.37     $(0.58)   $  --  $(0.58)   $10.01       3.81%    $65,631
3/31/96.........   10.01       0.56        0.44       1.00      (0.56)      --   (0.56)    10.45      10.13      26,165
3/31/97.........   10.45       0.57       (0.08)      0.49      (0.52)      --   (0.52)    10.42       4.82      18,929
3/31/98.........   10.42       0.55        0.63       1.18      (0.52)   (0.02)  (0.54)    11.06      11.54      18,837
3/31/99.........   11.06       0.50        0.12       0.62      (0.46)   (0.50)  (0.96)    10.72       5.63      26,061
                               Ratio of net
                                Investment
                  Ratio of        Income
                  expenses          to
Period           to average      average      Portfolio
Ended            net assets     net assets    Turnover
------           ------------- -------------- ---------
3/31/95.........    1.40%(/3/)     6.90%(/3/)    267%
3/31/96.........    1.37           6.12          311
3/31/97.........    1.41           6.11          426
3/31/98.........    1.47           5.75          529
3/31/99.........    1.41           5.19          456
3/31/95.........    2.03%          6.33%         267%
3/31/96.........    2.01           5.64          311
3/31/97.........    2.07           5.46          426
3/31/98.........    2.13           5.09          529
3/31/99.........    2.07           4.53          456

----
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Net of the following expense reimbursements (based on average net assets):

                                                         3/31/95 3/31/96 3/31/97
                                                         ------- ------- -------
     U.S. Government Securities Fund Class A............   .07%    .04%    .01%
     U.S. Government Securities Fund Class B............   .03%     --      --
     Federal Securities Fund Class A....................  1.26%     --      --

     Financial Highlights
--------------------------------------------------------------------------------


DIVERSIFIED INCOME FUND

                                           Net
                                       gain (loss)
                                       on Invest-                         Net                                     Ratio of net
                 Net Asset             ments (both            Dividends  Asset              Net Assets  Ratio of   Investment
                  Value,       Net      realized   Total from  from net  Value,               end of    expenses     Income
                 beginning Investment      and     Investment Investment end of    Total      period   to average  to average
Period Ended     of period Income(/1/) unrealized) operations   Income   period Return(/2/)  (000's)   net assets  net assets
------------     --------- ----------- ----------- ---------- ---------- ------ ----------- ---------- ---------- ------------
                                                               Class A
3/31/95.........   $4.79      $0.43      $(0.66)     $(0.23)    $(0.42)  $4.14    (5.10)%    $ 14,213     1.59%       9.58%
3/31/96.........    4.14       0.39        0.16        0.55      (0.40)   4.29     13.78       16,762     1.46        8.96
3/31/97.........    4.29       0.37        0.10        0.47      (0.37)   4.39     11.43       22,601     1.42        8.68
3/31/98.........    4.39       0.40        0.27        0.67      (0.38)   4.68     15.84       25,517     1.45        8.83
3/31/99.........    4.68       0.40       (0.08)      (0.40)     (0.42)   3.86     (8.75)      28,470     1.46        9.84
                                                               Class B
3/31/95.........   $4.79      $0.40       (0.65)     $(0.25)    $(0.39)  $4.15    (5.46)%    $132,378     2.12%       8.98%
3/31/96.........    4.15       0.36        0.17        0.53      (0.38)   4.30     13.09      110,949     2.06        8.42
3/31/97.........    4.30       0.35        0.10        0.45      (0.35)   4.40     10.73       78,081     2.04        8.05
3/31/98.........    4.40       0.38        0.26        0.64      (0.35)   4.69     15.11       63,397     2.06        8.14
3/31/99.........    4.69       0.39       (0.82)      (0.43)     (0.39)   3.87     (9.28)      36,629     2.09        9.22
                 Portfolio
Period Ended     Turnover
------------     ---------
3/31/95.........    160%
3/31/96.........    166
3/31/97.........    131
3/31/98.........    157
3/31/99.........     49
3/31/95.........    160%
3/31/96.........    166
3/31/97.........    131
3/31/98.........    157
3/31/99.........     49

--------------------------------------------------------------------------------
HIGH INCOME FUND

                                           Net
                                       gain (loss)
                                       on Invest-                         Net
                 Net Asset             ments (both            Dividends  Asset              Net Assets  Ratio of
                  Value,       Net      realized   Total from  from net  Value,               end of    expenses
                 beginning Investment      and     Investment Investment end of    Total      period   to average
Period Ended     of period Income(/1/) unrealized) operations   Income   period Return(/2/)  (000's)   net assets
------------     --------- ----------- ----------- ---------- ---------- ------ ----------- ---------- ----------
                                                               Class A
3/31/95.........   $8.03      $0.78      $(1.03)     $(0.25)    $(0.83)  $6.95    (2.91)%    $ 40,585     1.61%
3/31/96.........    6.95       0.67        0.02        0.69      (0.69)   6.95     10.43       35,963     1.53
3/31/97.........    6.95       0.65        0.12        0.77      (0.66)   7.06     11.46       41,139     1.50
3/31/98.........    7.06       0.68        0.68        1.36      (0.64)   7.78     20.07       56,442     1.52
3/31/99.........    7.78       0.66       (1.12)      (0.46)     (0.69)   6.63     (6.07)      69,913     1.51
                                                               Class B
3/31/95.........   $8.04      $0.73      $(1.02)     $(0.29)    $(0.79)  $6.96    (3.42)%    $153,034     2.16%(/5/)
3/31/96.........    6.96       0.62        0.03        0.65      (0.65)   6.96      9.83       91,800     2.06(/5/)
3/31/97.........    6.96       0.61        0.12        0.73      (0.62)   7.07     10.78       98,383     2.11(/5/)
3/31/98.........    7.07       0.63        0.69        1.32      (0.60)   7.79     19.31      124,962     2.13
3/31/99.........    7.79       0.62       (1.13)      (0.51)     (0.64)   6.64     (6.62)     124,211     2.13
                                                               Class II
2/2/98-
 3/31/98(/3/)...   $7.70      $0.10      $ 0.07      $ 0.17     $(0.08)  $7.79      2.18%    $  1,146     2.10%(/4/)(/5/)
3/31/99.........    7.79       0.59       (1.09)      (0.50)     (0.64)   6.65     (6.47)      10,116     2.10(/5/)
                  Ratio of
                    net
                 Investment
                   Income
                 to average          Portfolio
Period Ended     net assets          Turnover
------------     ------------------- ---------
3/31/95.........   10.82%               196%
3/31/96.........    9.36                183
3/31/97.........    9.10                164
3/31/98.........    9.13                236
3/31/99.........    9.48                120
3/31/95.........   10.26%(/5/)          196%
3/31/96.........    8.85(/5/)           183
3/31/97.........    8.49(/5/)           164
3/31/98.........    8.51                236
3/31/99.........    8.84                120
2/2/98-
 3/31/98(/3/)...    9.78%(/4/)(/5/)     236%
3/31/99.........    8.92(/5/)           120

----
  (1) Calculated based upon average shares outstanding
  (2) Total return is not annualized and does not reflect sales load
  (3) Commencement of sale of class of shares
  (4) Annualized
  (5) Net of the following expense reimbursements (based on average net as-sets):

                              3/31/95 3/31/96 3/31/97 3/31/98 3/31/99
                              ------- ------- ------- ------- -------
     Diversified Income Fund
      Class A................   --      --      --       --      --
     High Income Fund Class
      B......................  .08%    .08%    .01%      --      --
     High Income Fund Class
      II.....................   --      --      --     5.37%   0.48%

--------------------------------------------------------------------------------

TAX EXEMPT INSURED FUND

                                        Net gain
                                        (loss) on                                                    Ratio of
                                       Investments                        Net                 Net    expenses     Ratio of net
                 Net Asset                (both               Dividends  Asset               Assets     to         Investment
                  Value,       Net      realized   Total from  from net  Value,              end of  average       Income to
                 beginning Investment      and     Investment Investment end of    Total     Period    net          average
Period Ended     of period Income(/1/) unrealized) Operations   Income   period Return(/2/) (000's)   assets       net assets
------------     --------- ----------- ----------- ---------- ---------- ------ ----------- -------- --------     ------------
                                                                           Class A
                                                                           -------
3/31/95.........  $11.95      $0.63       $0.17      $0.80      $(0.62)  $12.13     6.97%   $137,955   1.20%(/3/)     5.32%(/3/)
3/31/96.........   12.13       0.59        0.29       0.88       (0.59)   12.42     7.37     121,957   1.22           4.72
3/31/97.........   12.42       0.59       (0.07)      0.52       (0.59)   12.35     4.24      98,376   1.24           4.77
3/31/98.........   12.35       0.58        0.67       1.25       (0.57)   13.03    10.28      88,519   1.24           4.52
3/31/99.........   13.03       0.56        0.02       0.58       (0.54)   13.07     4.55      80,716   1.24           4.23
                                                                           Class B
                                                                           -------
3/31/95.........  $11.95      $0.54       $0.19      $0.73      $(0.54)  $12.14     6.29%   $ 25,985   1.92%          4.60%
3/31/96.........   12.14       0.50        0.29       0.79       (0.51)   12.42     6.58      29,315   1.90           4.03
3/31/97.........   12.42       0.52       (0.08)      0.44       (0.51)   12.35     3.57      25,053   1.88           4.13
3/31/98.........   12.35       0.49        0.68       1.17       (0.48)   13.04     9.65      22,878   1.90           3.86
3/31/99.........   13.04       0.47        0.02       0.49       (0.46)   13.07     3.78      21,651   1.91           3.57
                 Portfolio
Period Ended     Turnover
------------     ---------
3/31/95.........    162%
3/31/96.........     46
3/31/97.........     51
3/31/98.........     48
3/31/99.........     34
3/31/95.........    162%
3/31/96.........     46
3/31/97.........     51
3/31/98.........     48
3/31/99.........     34

------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Net of the following expense reimbursements (based on average net assets):

                                           3/31/95
                                           -------
     Tax Exempt Insured Fund Class A......  .04%

     Shareholder Account Information
--------------------------------------------------------------------------------
      SELECTING A SHARE CLASS

Each Fund offers three classes of shares: Class A, Class B and Class II shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial advisor can help you determine which class is right for you.

      Class A               Class B               Class II
 . Front-end sales     . No front-end         . Front-end sales
  charges, as           sales charge;          charge, as
  described below.      all your money         described below.
  There are             goes to work for
  several ways to       you right away.      . Higher annual
  reduce these        . Higher annual          expenses than
  charges, also         expenses than          Class A shares.
  described below.      Class A shares.
 . Lower annual        . Deferred sales
  expenses than         charge on shares     . Deferred sales
  Class B or Class      you sell within        charge on shares
  II shares.            six years of           you sell within
                        purchase, as           eighteen months
                        described below.       of purchase, as
                                               described below.
                                             . No conversion to
                      . Automatic              Class A.
                        conversion to
                        Class A shares
                        after
                        approximately
                        one year after
                        such time that
                        no CDSC would be
                        payable upon
                        redemption, as
                        described below,
                        thus reducing
                        future annual
                        expenses.

CALCULATION OF SALES CHARGES

Class A Sales Charges are as follows:

                                                                   Concession to
                                                   Sales Charge       Dealers
                                                 -------------------------------
                                                   % of   % of Net     % of
                                                 Offering  Amount    Offering
Your Investment                                   Price   Invested     Price
                                                 -------------------------------
Less than $100,000..............................   4.75%    4.99%      4.00%
$100,000 but less than $250,000.................   3.75%    3.90%      3.00%
$250,000 but less than $500,000.................   3.00%    3.09%      2.25%
$500,000 but less than $1,000,000...............   2.10%    2.15%      1.35%
$1,000,000 or more..............................   None     None       1.00%

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a 1% CDSC on any shares you sell within one year of purchase.

Class B Shares are offered at their net asset value per share, without any ini-tial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

    Years after purchase                             CDSC on shares being sold
    1st or 2nd year                                  4.00%
    3rd or 4th year                                  3.00%
    5th year                                         2.00%
    6th year                                         1.00%
    7th year and thereafter                          None

For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

Class II Sales Charges are as follows:

                                                                                      Concession
                     Sales Charge                                                     to Dealers
         ---------------------------------------------------------------------------------------
           % of                        % of Net                                          % of
         Offering                       Amount                                         Offering
          Price                        Invested                                         Price
         ---------------------------------------------------------------------------------------
         1.00%                           1.01%                                           1.00%

There is also a CDSC of 1% on shares you sell within eighteen months after you buy them.

Determination of CDSC Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

--------------------------------------------------------------------------------


SALES CHARGE REDUCTIONS AND WAIVERS

Waivers for Certain Investors Various individuals and institutions may purchase Class A shares without front-end sales charges, including:

  . financial planners, institutions, broker-dealer representatives or regis-tered investment advisers utilizing Fund shares in fee-based investment products under an agreement with the Distributor (this waiver may also ap-ply to front-end sales charges of Class II shares)

  .  participants in certain retirement plans that meet applicable conditions

  .  Trustees and other individuals who are affiliated with any Fund or other
   SunAmerica Mutual Funds and their families

  . selling brokers and their employees and sales representatives and their families

  .  participants in "Net Asset Value Transfer Program"

We will generally waive the CDSC for Class B or Class II shares in the follow-ing cases:

  .  within one year of the shareholder's death or becoming disabled

  . taxable distributions or loans to participants made by qualified retire-ment plans or retirement accounts (not including rollovers) for which SunAmerica serves as fiduciary

  .  Trustees and other individuals who are affiliated with any Fund or other
   SunAmerica Mutual Funds and their families

  .  to make taxable distributions from certain retirement plans

  . to make payments through the Systematic Withdrawal Plan (subject to cer-tain conditions)

  .  participants in "Net Asset Value Transfer Program"

Reducing your Class A sales charges There are several special purchase plans that allow you to combine multiple purchases of Class A shares of SunAmerica Mutual Funds to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Com-bined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Addi-tional Information.

To utilize: if you think you may be eligible for a sales charge reduction or CDSC waiver, contact your broker or financial advisor.

Reinstatement privilege If you sell shares of a Fund, you may invest some or all of the proceeds in the same share class of the same Fund within one year without a sales charge. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. All accounts involved must be registered in the same name(s).

12b-1 FEES

Each class of shares of each Fund has its own 12b-1 plan that provides for dis-tribution and account maintenance and service fees (payable to the Distributor) based on a percentage of average daily net assets, as follows:

                                                                 Account Maintenance and
       Class              Distribution Fee                             Service Fee
        A                       0.10%                                     0.25%
        B                       0.75%                                     0.25%
        II                      0.75%                                     0.25%

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

Read this prospectus carefully.

Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

  . non-retirement account: $500

  . retirement account: $250

  . dollar cost averaging: $500 to open; you must invest at least $25 a month

  The minimum subsequent investments for the Funds are as follows:

  . non-retirement account: $100

  . retirement account: $25

  . Complete the appropriate parts of the Account Application, carefully fol-lowing the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850.

  . Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

  . Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

     Shareholder Account Information
--------------------------------------------------------------------------------

BUYING SHARES

Opening an account                Adding to an account

By check
 ................................................................................

  . Make out a check for the         . Make out a check for the
    investment amount,                 investment amount payable
    payable to the specific            to the specific Fund or
    Fund or SunAmerica Funds.          SunAmerica Funds.
  . Deliver the check and            . Include the stub from
    your completed Account             your Fund statement or a
    Application (and                   note specifying the Fund
    Supplemental Account               name, your share class,
    Application, if                    your account number and
    applicable) to your                the name(s) in which the
    broker or financial                account is registered.
    advisor, or mail them to:        . Indicate the Fund and
                                       account number in the
                                       memo section of your
                                       check.

    SunAmerica Fund Services, Inc.
    Mutual Fund Operations, 3rd Floor
    The SunAmerica Center            . Deliver the check and
    733 Third Avenue                   your note to your broker
    New York, New York 10017-3204.     or financial advisor, or
                                       mail them to

                                       Non-Retirement Accounts:
                                       SunAmerica Fund Services,
                                       Inc.
                                       c/o NFDS
                                       P.O. Box 419373
                                       Kansas City, Missouri
                                       64141-6373

                                       Retirement Accounts:
                                       SunAmerica Fund Services,
                                       Inc.
                                       Mutual Fund Operations, 3rd
                                       Floor
                                       The SunAmerica Center
                                       733 Third Avenue
                                       New York, New York 10017-
                                       3204

By wire
 ................................................................................

                                     . Instruct your bank to
  . Deliver your completed             wire the amount of your
    application to your                investment to:
    broker or financial
    advisor or fax it to
    SunAmerica Fund Services,
    Inc. at 212-551-5585.

                                       State Street Bank & Trust
                                       Company
                                       Boston, MA
  . Obtain your account num-           ABA #0110-00028
    ber by referring to your           DDA # 99029712
    statement or by calling
    your broker or financial
    advisor or
    Shareholder/Dealer Serv-
    ices at 1-800-858-8850,
    ext. 5125.

                                  Specify the Fund name, your
                                  share class, your Fund num-
                                  ber, account number and the
                                  name(s) in which the account
                                  is registered. Your bank may
  . Instruct your bank to         charge a fee to wire funds.
    wire the amount of your
    investment to:

    State Street Bank & Trust Company
    Boston, MA
    ABA #0110-00028
    DDA # 99029712

Specify the Fund name, your
choice of share class, your
new Fund number and account
number and the name(s) in
which the account is regis-
tered. Your bank may charge a
fee to wire funds.

To open or add to an account using dollar cost averaging, see "Additional In-vestor Services."

--------------------------------------------------------------------------------


SELLING SHARES

How                               Requirements

Through Your Broker or Financial Advisor
 ................................................................................

  . Accounts of any type.            . Call your broker or
  . Sales of any amount.               financial advisor to
                                       place your order to sell
                                       shares.

By mail
 ................................................................................

  . Accounts of any type.            . Write a letter of
  . Sales of any amount.               instruction indicating
                                       the Fund name, your share
                                       class, your account
                                       number, the name(s) in
                                       which the account is
                                       registered and the dollar
                                       value or number of shares
                                       you wish to sell.
                                     . Include all signatures
                                       and any additional
                                       documents that may be
                                       required (see next page).
                                     . A check will normally be
                                       mailed on the next
                                       business day to the
                                       name(s) and address in
                                       which the account is
                                       registered, or otherwise
                                       according to your letter
                                       of instruction.
                                     . Mail the materials to:

                                       SunAmerica Fund Services,
                                       Inc.
                                       Mutual Fund Operations, 3rd
                                       Floor
                                       The SunAmerica Center
                                       733 Third Avenue
                                       New York, New York 10017-
                                       3204
By phone
 ................................................................................

  . Most accounts.                   . Call Shareholder/Dealer
  . Sales of less than                 Services at 1-800-858-
    $100,000.                          8850 between 8:30 a.m.
                                       and 7:00 p.m. (Eastern
                                       time) on most business
                                       days. State the Fund
                                       name, the name of the
                                       person requesting the
                                       redemption, your share
                                       class, your account
                                       number, the name(s) in
                                       which the account is
                                       registered and the dollar
                                       value or number of shares
                                       you wish to sell.
                                     . A check will be mailed to
                                       the name(s) and address
                                       in which the account is
                                       registered, or to a dif-
                                       ferent address indicated
                                       in a written authoriza-
                                       tion previously provided
                                       to the Fund by the share-
                                       holder(s) on the account.
By wire
 ................................................................................

  . Request by mail to sell          . Proceeds will normally be
    any amount (accounts of            wired on the next
    any type).                         business day. A $15 fee
  . Request by phone to sell           will be deducted from
    less than $100,000.                your account.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

     Shareholder Account Information
--------------------------------------------------------------------------------

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

  . your address of record has changed within the past 30 days

  . you are selling more than $100,000 worth of shares

  . you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

  . a broker or securities dealer

  . a federal savings, cooperative or other type of bank

  . a savings and loan or other thrift institution

  . a credit union

  . a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets for which market quotations are not readily avail-able are valued at fair value following procedures approved by the Trustees. Short-term investments that mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term exceeds 60 days (unless the Trustees determine that amortized cost value does not represent fair value, in which case, fair value will be determined as described above).

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSCs.

Execution of requests Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust receives your request in good order. If the Trust or the Distributor receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's clos-ing price. If the Trust or the Distributor receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is trans-mitted to the Fund before its close of business. The Trust and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each of the Diversified Income Fund and High Income Fund may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when such Fund does not price its shares. As a re-sult, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment of redemption proceeds wholly or partly in cash, the Trust may pay the redemption price by a distribu-tion in kind of securities from the Trust in lieu of cash. However, the Trust has made an election that requires it to pay a certain portion of redemption proceeds in cash.

Telephone transactions For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Trust is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on ac-counts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges You may exchange shares of a Fund for shares of the same class of any other SunAmerica Mutual Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A System-atic Exchange Program is described under "Additional Investor Services."

--------------------------------------------------------------------------------


If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class C or Class II shares that you purchased prior to December 1, 1998 for another portfolio or fund's Class II shares (which cur-rently have a longer CDSC schedule).

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its share-holders. A Fund may also refuse any exchange order.

Certificated shares. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850 for further information. You may sell or exchange certificated shares only by returning the certificates to the Funds, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.

Multi-party checks. The Trust may agree to accept a "multi-party check" in pay-ment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Trust by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addi-tion, the Trust is not responsible for verifying the authenticity of any en-dorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an exist-ing account, contact your broker or financial advisor, or call
Shareholder/Dealer Services at 1-800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to the SunAmerica Mutual Funds of your choice. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account. To use:

  . Make sure you have at least $5,000 worth of shares in your account.

  . Make sure you are not planning to invest more money in this account (buy-ing shares during a period when you are also selling shares of the same Fund is not advantageous to you, because of sales charges).

  . Specify the payee(s) and amount(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  . Make sure your dividends and capital gains are being reinvested.

You cannot elect the systematic withdrawal plan if you have requested certifi-cates for your shares.

Systematic Exchange Program may be used to exchange shares of a Fund periodi-cally for the same class of shares of one or more other SunAmerica Mutual Funds. To use:

  . Specify the SunAmerica Mutual Fund(s) from which you would like money withdrawn and into which you would like money invested.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  . Specify the amount(s). Each exchange must be worth at least $25.

  . Accounts must be registered identically; otherwise a signature guarantee will be required.

Asset Protection Plan (optional) Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Funds. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Fund shares and to the value of the Fund shares held for the benefit of the insured persons. However, to the extent the purchased shares are re-deemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic re-demptions of Fund shares to pay the premiums for this coverage. These redemp-tions will not be subject to CDSCs but will have the same tax consequences as any other Fund redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Fund are ini-tially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For in-stance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regard-ing the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a re-tirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

     Shareholder Account Information
--------------------------------------------------------------------------------


Anchor National is a SunAmerica company.

Please call 1-800-858-8850 for more information, including the cost of the As-set Protection Plan option.

Retirement plans SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SARSEPs, 401(k) plans, 403(b) plans and other pension and profit-sharing plans. Using these plans, you can invest in any SunAmerica Mutual Fund with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Shareholder/Dealer Services at 1-800-858-8850.

TAX, DIVIDEND AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

  . after every transaction that affects your account balance (except a divi-dend reinvestment or automatic purchase from your bank account)

  . after any changes of name or address of the registered owner(s)

  . in all other circumstances, quarterly or annually, depending upon the Fund

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The Funds generally distribute most or all of their net earnings in the form of dividends. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, are paid annually by the Funds.

Dividend Reinvestments Your dividends and distributions, if any, will be auto-matically reinvested in additional shares of the same Fund and share class on which they were paid, unless the shareholder elects in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any other SunAmerica Mutual Fund or paid in cash (if more than $10). You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850 to change divi-dend and distribution payment options.

Taxability of dividends As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has in the past and intends to in the future, it pays no federal income tax on the earnings it dis-tributes to shareholders.

Consequently, dividends you receive from a Fund whether reinvested or taken as cash, are generally considered taxable. Distributions of a Fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. For an individual, the maximum long-term capital gains rate is 20%.

Dividends paid by the Tax Exempt Insured Fund generally will be exempt from federal income taxes, as long as 50% or more of the value of that Fund's assets at the end of each quarter is invested in state, municipal, and other obliga-tions, the interest on which is excluded from gross income for federal tax pur-poses. As mentioned, at least 80% of the Tax Exempt Insured Fund's assets will be invested in such obligations during normal market conditions. Dividends at-tributable to the taxable bonds, market discount and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary in-come tax rates. Some shareholders may be subject to federal alternative minimum tax liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-ex-empt interest is includable as an upward adjustment in determining a corpora-tion's alternative minimum taxable income. These rules could make you liable for the alternative minimum income tax (AMT).

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional. Some dividends paid in January may be taxable as if they had been paid the previous December.

Taxability of transactions Any time you sell or exchange shares, it is consid-ered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other Tax Considerations If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

Small accounts If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Trust may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

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                                                                     21

     More Information About the Funds
--------------------------------------------------------------------------------


                           FUND INVESTMENT STRATEGIES

   Each Fund has
   its own
   investment
   goal and a
   strategy for
   pursuing it.
   The chart
   summarizes
   information
   about each
   Fund's in-
   vestment ap-
   proach. Fol-
   lowing this
   chart is a
   glossary that
   further de-
   scribes the
   investment
   and risk ter-
   minology that
   we use.
   Please review
   the glossary
   in conjunc-
   tion with
   this chart.

                                Government Securities
                                        Fund               Federal Securities Fund
What is the Fund's             high current income          current income, with capital
investment goal?               consistent with              appreciation as a secondary
                               relative safety of           objective
                               capital
-------------------------------------------------------------------------------------------
What are the Fund's            fixed income investing       fixed income investing
principal investment
strategies?
-------------------------------------------------------------------------------------------
What are the Fund's            invests primarily in         invests primarily in securities
principal investment           securities of high           issued or guaranteed by the
techniques?                    credit quality and           U.S. government, or any agency
                               relatively low               or instrumentality thereof,
                               duration issued or           with a significant portion
                               guaranteed by the U.S.       invested in mortgage-backed
                               government, or any           securities
                               agency or
                               instrumentality
                               thereof
-------------------------------------------------------------------------------------------
What are the Fund's            .bond market                 .bond market volatility
principal risks?               volatility                   .securities selection
                               .securities selection        .interest rate fluctuations
                               .interest rate               .prepayment
                               fluctuations
-------------------------------------------------------------------------------------------
What other investment
strategies can the Fund use?
 .Fixed income securities:
  Investment grade             Yes                          Yes
  U.S. government securities   Yes                          Yes
  Asset-backed securities      Yes (up to 15%)              Yes (up to 15%)
  Mortgage-backed securities   Yes                          See principal investments above
  Junk bonds                   No                           No
  Short-term money market      Yes                          Yes
   instruments
 .Participation interests       No                           No
 .Defensive investments         Yes                          Yes
 .Foreign securities            No                           No
  Foreign debt obligations     No                           No
  Emerging markets             No                           No
  ADRs/EDRs/GDRs               No                           No
 .Illiquid securities           Yes (up to 10%)              Yes (up to 10%)
 .Options and futures           Yes                          Yes
 .Zero-coupon securities        Yes                          Yes
 .When-issued /delayed          Yes                          Yes
 delivery transactions
 .Securities lending            Yes (up to 33%)              Yes (up to 33%)
 .Borrowing for temporary or    Yes (up to 5%)               Yes (up to 5%)
 emergency purposes
 .Future developments
-------------------------------------------------------------------------------------------
What other potential risks     .illiquidity                 .illiquidity
can affect the Fund ?          .prepayment                  .derivatives
                               .derivatives                 .hedging
                               .hedging

--------------------------------------------------------------------------------


            Diversified
              Income              High Income            Tax Exempt Insured
               Fund                  Fund                       Fund
          a high level of  maximum current income    as high a level of current
          current income                             income exempt from federal
          consistent with                            income taxes as is
          moderate                                   consistent with
          investment                                 preservation of capital
          risk, with
          preservation of
          capital as a
          secondary
          objective
-------------------------------------------------------------------------------
          fixed income     fixed income investing    fixed income investing
           investing
-------------------------------------------------------------------------------
          invests in U.S.  invests in high-yield,    invests at least 80% in
          government       high-risk corporate bonds tax-exempt Municipal Bonds
          securities;      generally with relatively and at least 65% in
          foreign          low duration              Municipal Bonds that, in
          government and                             addition to having income
          corporate debt                             exempt from federal income
          securities; and                            tax, also are insured as
          fixed income                               to the scheduled payment
          securities                                 of principal and interest
          issued by                                  for as long as such bonds
          domestic                                   are held by the Fund,
          corporations,                              without regard to the
          including                                  maturities of such
          lower-rated                                securities
          high-yield
          securities and
          securities with
          varying credit
          quality without
          regard to the
          maturities of
          such securities
-------------------------------------------------------------------------------
          .bond market     .bond market volatility   .bond market volatility
           volatility
          .securities      .securities selection     .securities selection
           selection
          .interest rate   .interest rate            .interest rate
           fluctuations    fluctuations              fluctuations
          .credit quality  .credit quality           .credit quality
          .junk bonds      .junk bonds
-------------------------------------------------------------------------------
          Yes              Yes                       Yes
          Yes              Yes                       Yes
          Yes (without     Yes (up to 15%)           Yes (up to 15%)
           limit)
          Yes              Yes                       Yes
          Yes              See principal investments No
                           above
          Yes              Yes                       Yes
          Yes              Yes                       No
          Yes              Yes                       Yes
          Yes              Yes                       No
          Yes              Yes                       No
          Yes              Yes                       No
          Yes              Yes                       No
          Yes (up to 10%)  Yes (up to 10%)           Yes (up to 10%)
          Yes              Yes                       Yes
          Yes              Yes                       Yes
          Yes              Yes                       Yes
          Yes (up to 33%)  Yes (up to 33%)           Yes (up to 33%)
          Yes (up to 5%)   Yes (up to 5%)            Yes (up to 5%)
          Yes              Yes                       Yes
-------------------------------------------------------------------------------
          .foreign         .foreign exposure         .illiquidity
           exposure
          .emerging        .emerging markets         .prepayment
           markets
          .euro            .euro conversion          .derivatives
           conversion
          .illiquidity     .illiquidity              .hedging
          .prepayment      .prepayment
          .derivatives     .derivatives
          .hedging         .hedging

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     More Information About the Funds
--------------------------------------------------------------------------------

      GLOSSARY

   The two best-
   known debt
   rating agen-
   cies are
   Standard &
   Poor's Rat-
   ings Servic-
   es, a Divi-
   sion of The
   McGraw-Hill
   Companies,
   Inc. and
   Moody's In-
   vestors Serv-
   ice, Inc.
   "Investment
   grade" refers
   to any secu-
   rity rated
   "BBB" or
   above by
   Standard &
   Poor's or
   "Baa" or
   above by
   Moody's.
INVESTMENT TERMINOLOGY

Capital appreciation is growth of the value of an investment.

Preservation of capital means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

Fixed income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible secu-rities, U.S. government securities and mortgage-backed and asset-backed securi-ties. The issuer of a senior fixed income security is obligated to make pay-ments on this security ahead of other payments to security holders. An invest-ment grade fixed income security is rated in one of the top four ratings cate-gories by a debt rating agency (or is considered of comparable quality by the Adviser).

A "junk bond" is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possi-ble credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal spon-sorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Trea-sury; some are supported by the discretionary authority of the Treasury to pur-chase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A municipal bond is a debt obligation of a state or local government entity, which may support general governmental needs or special projects.

Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' ac-ceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

Participation interests, which may take the form of interests in or assignments of loans, are acquired from banks that have made loans or are members of lend-ing syndicates.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Fund will make temporary de-fensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on invest-ment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its in-vestment goal.

Foreign securities are issued by companies located outside of the United States and include securities issued by companies located in emerging markets and for-eign debt obligations. Foreign securities may include American Depositary Re-ceipts (ADRs) or other similar securities that convert into foreign securities such as European Depository Receipts (EDRs) and Global Depository Receipts
(GDRs).

Foreign debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies), include debt obligations issued or guaranteed by foreign cor-porations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority), their agencies or instrumentalities, and debt obligations issued by U.S. corporations which are either denominated in non-U.S. currencies or traded in foreign mar-kets (e.g., Eurobonds).

An emerging market country is one that the World Bank, the International Fi-nance Corporation or the United Nations or its authorities has determined to have a low or middle income economy.

Illiquid securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

A derivative instrument is a contract, such as an option or a future, whose value is based on the performance of an underlying financial instrument.

--------------------------------------------------------------------------------


Options and futures are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more under-lying assets or a market or economic index.

A zero-coupon security is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

When-issued/delayed delivery transactions generally involve the purchase or sale of a security with payment and delivery at some time in the future--i.e. beyond normal settlement.

Securities lending involves a loan of securities by a Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining ownership of the security.

A Fund may borrow for temporary or emergency purposes including to meet redemp-tions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest ex-pense and other fees. The costs of borrowing may reduce a Fund's return.

Future developments refer to securities and other instruments which do not presently exist but may be developed in the future, provided that each such in-vestment is consistent with the Fund's investment objectives, policies and re-strictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.

Risk Terminology

Bond market volatility: The bond markets as a whole could go up or down (some-times dramatically). This could affect the value of the securities in a Fund's portfolio.

Securities selection: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit quality: The creditworthiness of the issuer is always a factor in ana-lyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Prepayment: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a re-sult of prepayments, in periods of declining interest rates a Fund may be re-quired to reinvest its assets in securities with lower interest rates. In peri-ods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may ex-hibit price characteristics of longer-term debt securities.

Foreign exposure: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In ad-dition, there may be less publicly available information about a foreign com-pany and it may not be subject to the same uniform accounting, auditing and fi-nancial reporting standards as U.S. companies. Foreign governments may not reg-ulate securities markets and companies to the same degree as the U.S. govern-ment. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Euro conversion: Effective January 1, 1999, several European countries irrevo-cably fixed their existing national currencies to a new single European cur-rency unit, the "euro." Certain European investments may be subject to addi-tional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Adviser is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Funds. There can be no assur-ance that a Fund will not suffer any adverse consequences as a result of the euro conversion.

Illiquidity: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Hedging: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     Fund Management
--------------------------------------------------------------------------------

Adviser. SunAmerica Asset Management Corp., which was organized in 1982 under the laws of Delaware, selects and manages the investments, provides various ad-ministrative services, and supervises the daily business affairs of each Fund. In addition to managing the Funds, the Adviser serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Style Select Series, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., and SunAmerica Series Trust. The Adviser managed, advised or ad-ministered assets in excess of $16 billion as of March 25, 1999.

For the fiscal year ended March 31, 1999, each Fund paid the Adviser a fee equal to the following percentage of average daily net assets:

                   Fund                   Fee
                   ----                   ---
         U.S. Government Securities Fund  0.74%
         Federal Securities Fund          0.52%
         Diversified Income Fund          0.65%
         High Income Fund                 0.75%
         Tax Exempt Insured Fund          0.50%

The Fixed Income Investment Team is responsible for the portfolio management of each of the Funds. The Team is composed of four portfolio managers and research analysts.

Distributor. SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund's 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional com-pensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in con-nection with conferences, sales or training programs for their employees, semi-nars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose repre-sentatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sport-ing events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensa-tion may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

Certain laws and regulations limit the ability of banks and other depository institutions to underwrite and distribute securities. However, in the opinion of the Distributor based upon the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services to investment companies of the type contemplated by the Funds' 12b-1 plans. Banks and other financial services firms may be subject to various state laws regard-ing these services, and may be required to register as dealers pursuant to state law.

Administrator. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of .22% of average daily net assets. This fee represents the full cost of providing share-holder and transfer agency services to the Trust.

The Adviser, Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

Year 2000. Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates. This is popularly known as the "Year 2000 Issue." The Year 2000 Issue could po-tentially have an adverse impact on the handling of security trades, the pay-ment of interest and dividends, pricing and account services. We recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Trust's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Trust's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Trust could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Trust invests, which could hurt the Trust's investment returns.

     For More Information
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are avail-able free of charge upon request:

  Annual and Semiannual Reports. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a writ-ten analysis of market conditions and investment strategies that signifi-cantly affected a Fund's performance during the applicable period.

  Statement of Additional Information (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

  SunAmerica Fund Services, Inc.
  Mutual Fund Operations
  The SunAmerica Center
  733 Third Avenue
  New York, New York 10017-3204
  1-800-858-8850

or

by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washing-ton, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be ob-tained upon payment of a duplicating fee by writing the Public Reference Sec-tion of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


DISTRIBUTOR:
SunAmerica Capital Services

INVESTMENT COMPANY ACT
File No. 811-4708

                                                         [SUN AMERICA MUTUAL
                                                      FUNDS LOGO APPEARS HERE]

                                                                           IFPRO